Exhibit 10.1

Securities PURCHASE AGREEMENT

THIS Securities PURCHASE AGREEMENT (this “Agreement”), is dated as of August 18, 2022, by and among Jaguar Health, Inc., a Delaware corporation (the “Company”), and the purchaser listed on the Schedule of Purchasers attached hereto (the “Purchaser”).

RECITALS

A.           Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Company desires to issue and sell to Purchaser, and Purchaser desires to purchase from the Company, that aggregate number of shares of Series E Preferred Stock, par value $0.0001 per share, of the Company (the “Series E Preferred Stock”) set forth opposite Purchaser’s name in column (4) on the Schedule of Purchasers (which aggregate amount shall be referred to herein as the “Preferred Shares”).

B.            The Preferred Shares is referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Purchaser hereby agree as follows:

1.            Purchase and Sale of PREFERRED Shares.

a.              Sale and Issuance of Stock. Subject to the satisfaction (or waiver) of the terms and conditions set forth in Section 4 below, the Company agrees to sell to Purchaser, and Purchaser agrees to purchase from the Company on the Closing Date (as defined below), the number of Preferred Shares as is set forth opposite Purchaser’s name in column (4) on the Schedule of Purchasers (the “Closing”).

(i)                 Closing. The date and time of the Closing (the “Closing Date”) shall be 2:00 p.m., New York City time, on August 18, 2022 (or such later date and time as is mutually agreed to by the Company and Purchaser) after notification of satisfaction or waiver of the conditions to the Closing set forth in Section 4 below.

(ii)              Consideration for Purchase of the Preferred Shares. In consideration of the purchase of the Preferred Shares, Purchaser agrees to pay an aggregate purchase price for the Preferred Shares to be purchased by Purchaser at the Closing (the “Purchase Price”) at $10.00 per share (collectively, the “Cash Consideration”). As further consideration, the Company and Purchaser agree to enter into an amendment to that certain License and Services Agreement, dated June 28, 2022, by and among the Company, Purchaser, C&E Telecom LTD and Tao Wang (the “License Agreement”), in substantially the form attached hereto as Exhibit A (the “Amendment”), at or prior to the Closing.

b.              Form of Payment. On the Closing Date, (i) Purchaser shall (A) pay the Purchase Price to the Company for the Preferred Shares to be issued and sold to Purchaser at the Closing, by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (B) deliver an electronic copy in “.pdf” format of the Purchaser’s signature to the Amendment, to the reasonable satisfaction of the Company and the Company’s counsel, and (ii) the Company shall deliver to Purchaser (A) the Preferred Shares which Purchaser is then purchasing hereunder, duly executed or authenticated on behalf of the Company, and (B) an electronic copy in “.pdf” format of the Company’s signature to the Amendment, to the reasonable satisfaction of Purchaser and Purchaser’s counsel. Upon the request of Purchaser, the Company shall instruct the Transfer Agent to provide Purchaser with a copy of Purchaser’s balance account at the Transfer Agent.

2.            Company’s Representations and Warranties.

The Company hereby represents and warrants to Purchaser as of the date hereof and as of the Closing as follows, subject to the exceptions as are disclosed prior to the date hereof in the Company’s reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), which SEC Reports as filed prior to the date hereof shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein to the extent of the disclosure contained in the SEC Reports as filed prior to the date hereof:

a.              Organization, Good Standing and Qualification. The Company is a corporation duly organized and validly existing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and sell the Securities, and to carry out the provisions of this Agreement and to carry on its business as presently conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business (a “Material Adverse Effect”).

b.              Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization of this Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement, including, but limited to, the Amendment (collectively, the “Transaction Documents”), the performance of all obligations of the Company thereunder at the Closing, and the sale, issuance and delivery of the Securities pursuant hereto has been taken or will be taken prior to the Closing.

c.              No Conflict. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate or result in a breach of or constitute a default under any contract or agreement to which the Company is a party or by which it is bound, (ii) conflict with or result in a breach of or constitute a default under any provision of the certificate of incorporation or bylaws (or other charter documents) of the Company, or (iii) violate or result in a breach of or constitute a default under any judgment, order, decree, rule or regulation of any court or governmental agency to which the Company is subject, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect.

d.              SEC Reports; Financial Statements. The Company has filed all SEC Reports required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material). The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

e.              Capitalization. Except as set forth on Schedule 2.e., the authorized capital stock of the Company and the issued and outstanding securities of the Company are as disclosed as of the date hereof in the SEC Reports.

f.               Absence of Litigation. Except as disclosed in the SEC Reports, neither the Company nor any of its directors is engaged in any litigation, administrative, mediation or arbitration proceedings or other proceedings or hearings before any statutory or governmental body, department, board or agency and is not the subject of any investigation, inquiry or enforcement proceedings by any governmental, administrative or regulatory body that could reasonably be expected to have a Material Adverse Effect. No such proceedings, investigation or inquiry are pending or, to the Company’s knowledge, threatened against the Company, and, to the Company’s knowledge, there are no circumstances likely to give rise to any such proceedings.

g.              Intellectual Property. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or required for use in connection with its business and which the failure to so have could have a material adverse effect (collectively, the “Intellectual Property Rights”). The Company has not received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

h.              Valid Issuance. The Preferred Shares have been duly authorized and, upon issuance in accordance with the terms hereof and payment of the Cash Consideration, shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights and free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

3.            Purchaser’s Representations and Warranties.

Purchaser represents and warrants as of the Closing as follows:

a.              Organization and Good Standing. Purchaser is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

b.              Requisite Power and Authority. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver the Transaction Documents (as defined below) to which Purchaser is a party and to purchase the Securities being sold to it hereunder. The execution, delivery and performance of the Transaction Documents to which Purchaser is a party by Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Purchaser or its board of directors, stockholders, or similar body, as the case may be, is required. The Transaction Documents to which Purchaser is a party have been duly authorized, executed and delivered by Purchaser and assuming due authorization, execution and delivery by the Company, constitutes valid and binding obligations of Purchaser enforceable against Purchaser in accordance with the terms thereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

c.              No Public Sale or Distribution. Purchaser is acquiring the Preferred Shares for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of all or any part of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and pursuant to the applicable terms of the Transaction Documents. Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Purchaser does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities. As used in this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

d.              Accredited Investor Status. Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. Purchaser has executed and delivered to the Company a questionnaire in substantially the form attached hereto as Exhibit B (the “Investor Questionnaire”), which Purchaser represents and warrants is true, correct and complete. Purchaser will promptly notify the Company of any changes to its status as an “accredited investor”.

e.              Reliance on Exemptions. Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth in the Transaction Documents and the Investor Questionnaire in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Securities.

f.               Information. Purchaser and its advisors, if any, have had an opportunity to discuss the Company’s business, management and financial affairs with the Company’s management and to obtain any additional information which Purchaser has deemed necessary or appropriate for conducting its due diligence investigation and deciding whether or not to purchase the Securities, including an opportunity to receive, review and understand the information regarding the Company’s financial statements, capitalization and other business information contained in the SEC Reports as Purchaser deems prudent. Purchaser has sufficient knowledge and experience in investing in companies similar to the Company so as to be able to evaluate the risks and merits of its investment in the Company. Purchaser acknowledges that no representations or warranties, oral or written, have been made by the Company or any agent thereof except as set forth in this Agreement. Purchaser understands that its investment in the Securities involves a high degree of risk and represents and warrants that it is able to bear the economic risk and complete loss of such investment. Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

g.              No Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

h.             Transfer or Resale. Purchaser understands that : (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) Purchaser shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to Rule 144, as amended, promulgated under the Securities Act (or a successor rule thereto) (“Rule 144”) or an exemption from such registration, (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the Commission thereunder, and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

i.               Legends. Purchaser understands that the certificates or other instruments representing the Securities, including any applicable balance account at the Transfer Agent, except as set forth below, shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED AS PROVIDED IN THE CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES E PREFERRED STOCK OF JAGUAR HEALTH, INC.

j.               No Conflicts. The execution, delivery and performance by Purchaser of the Transaction Documents and the consummation by Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of Purchaser to perform its obligations hereunder.

k.              No General Solicitation and Advertising. Purchaser is not, to Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

l.                Residency. Purchaser is a resident of that jurisdiction specified in its address on the Schedule of Purchasers.

m.           Brokers. There is no broker, investment banker, financial advisor, finder or other Person which has been retained by or is authorized to act on behalf of Purchaser who might be entitled to any fee or commission for which the Company will be liable in connection with the execution of this Agreement and the consummation of the transactions contemplated hereby.

4.            Conditions to Closing.

a.           Conditions to Purchaser’s Obligation to Purchase. The obligation of Purchaser to consummate the transactions contemplated in the Transaction Documents at the Closing is subject to the satisfaction on or before the date of the Closing of the following conditions, all or any of which may be waived in writing by Purchaser as to its obligation to consummate the transactions so contemplated:

i.                 Performance. The Company shall have (A) filed the Certificate of Designation of Preferences, Rights and Limitations of Series E Preferred Stock with the Secretary of State of the State of Delaware and (B) duly executed and delivered to Purchaser (i) each of the Transaction Documents and (ii) the Preferred Shares being purchased by Purchaser at the Closing pursuant to this Agreement.

ii.              Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby to be consummated at or prior to the Closing and all documents incidental thereto or required to be delivered prior to or at the Closing will be reasonably satisfactory in form and substance to Purchaser.

iii.             Suits/Proceedings. No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

iv.            Authorization of Issuance. The Company’s board of directors (the “Board of Directors”) will have authorized the issuance and sale by it to the Purchasers pursuant to this Agreement of the Securities.

v.              Consents and Approvals. The Company shall have obtained any and all consents (including all governmental or regulatory consents, approvals or authorizations required in connection with the valid execution and delivery of this Agreement), permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

vi.            Representations and Warranties. The representations and warranties of the Company contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of the Company contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.

b.           Conditions to the Company’s Obligation to Sell. The obligation of the Company to consummate the transactions contemplated herein at the Closing is subject to the satisfaction on or before the date of the Closing of the following conditions, all or any of which may be waived in writing by the Company as to its obligation to consummate the transaction so contemplated:

i.               Performance. Purchaser shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

ii.             Investor Questionnaire. Purchaser shall have executed and delivered to the Company an Investor Questionnaire pursuant to which Purchaser shall provide information necessary to confirm Purchaser’s status as an “accredited investor” (as such term is defined in Rule 501 promulgated under the Securities Act).

iii.            Payment of Cash Consideration. Purchaser shall have delivered to the Company the Cash Consideration for the Preferred Shares being purchased by Purchaser in the form and manner prescribed under Section 1(b) hereof.

iv.              Suits/Proceedings. No action, suit, proceeding or investigation by or before any court, administrative agency or other governmental authority shall have been instituted or threatened to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

v.                Representations and Warranties. The representations and warranties of Purchaser contained in this Agreement that are not qualified by materiality or similar qualification shall be true and correct in all material respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and the representations and warranties of Purchaser contained in this Agreement that are qualified by materiality or similar qualification shall be true and correct in all respects on and as of the Closing, except to the extent expressly made as of an earlier date, in which case such representations and warranties shall be true and correct in all respects as of such earlier date.

5.          Reliance. Purchaser is aware that the Company is relying on the accuracy of the representations and warranties set forth in Section 3 hereof to establish compliance with Federal and State securities laws. If any such warranties or representations are not true and accurate in any respect as of the Closing, Purchaser with such knowledge shall so notify the Company in writing immediately and shall be cause for rescission by the Company at its sole election.

6.            Restrictions on Voting of Preferred SHARES.

a.              Purchaser covenants to vote the Preferred Shares in respect of any proposal submitted by the Board of Directors of the Company to the stockholders of the Company to adopt and approve an amendment to the Third Amended and Restated Certificate of Incorporation, as amended, of the Company (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s voting common stock, par value $0.0001 per share (the “Common Stock”) from 150,000,000 to 298,000,000 (the “Proposal”). For clarity, Purchaser’s agreement to vote the Preferred Shares in accordance with the foregoing sentence does not require Purchaser to vote such shares for or against any other proposal or proposals, whether or not such other proposal or proposals are recommended by the Board of Directors.

b.              Purchaser covenants to vote the Preferred Shares on the Proposal and agrees that such Preferred Shares shall, to the extent voted in favor of the Proposal, be automatically and without further action of Purchaser voted in the same proportions (either for or against the Proposal) as shares of Common Stock (excluding any shares of Common Stock that are not voted) are voted on the Proposal. For the avoidance of doubt, and for illustrative purposes only, if 30% of the aggregate votes cast by Common Stock in connection with Proposal are voted against the Proposal and 70% of the aggregate votes cast by Common Stock in connection with the Proposal are voted in favor thereof, then 30% of the votes cast by Purchaser with respect to the Preferred Shares (assuming all votes made in favor of the Proposal) in connection with the Proposal shall be counted as votes cast against the Proposal and 70% of such votes shall be counted as votes cast in favor of the Proposal. For clarity, Purchaser’s agreement to vote the Preferred Shares in accordance with the first sentence of this Section 6(b) does not require Purchaser to vote such shares for or against any other proposal or proposals, whether or not such other proposal or proposals are recommended by the Board of Directors.

7.            Miscellaneous.

a.              Survival. The representations, warranties, covenants and agreements made herein shall survive the closing of the transactions contemplated hereby for a period of one year.

b.              Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

c.              Entire Agreement. This Agreement and the schedules and exhibits attached hereto constitute the entire agreement and understanding between the parties with respect to the subject matters herein, and supersede and replace any prior agreements and understandings, whether oral or written between and among them with respect to such matters. The provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the written consent of the Company and Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.

d.              Title and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

e.              Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

f.               Applicable Law. This Agreement shall be governed by and construed in accordance with laws of the State of California, applicable to contracts between California residents entered into and to be performed entirely within the State of California.

g.              Venue. Any action, arbitration, or proceeding arising directly or indirectly from this Agreement or any other instrument or security referenced herein shall be litigated or arbitrated, as appropriate, in the County of San Francisco, in the State of California.

h.              Authority. The individual executing and delivering this Agreement on behalf of Purchaser shall have been duly authorized and be duly qualified to execute and deliver this Agreement in connection with the purchase of the Securities and the signature of such individual shall be binding upon Purchaser.

i.                    Notices. All notices and other communications provided for or permitted hereunder shall be made by hand-delivery, electronic mail, telecopier, or overnight air courier guaranteeing next day delivery at the address set forth on the signature page hereof, if to the Company, and on the Schedule of Purchasers, if to Purchaser, with copies to Purchaser’s representatives as set forth on the Schedule of Purchasers. All such notices and communications shall be deemed to have been duly given (i) at the time delivered by hand, if personally delivered (ii) when sent, if sent my electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such email could not be delivered to such recipient), (iii) when receipt acknowledged, if telecopied, and (iv) the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. The parties may change the addresses to which notices are to be given by giving five days prior written notice of such change in accordance herewith.

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IN WITNESS WHEREOF, the Company and Purchaser have caused their respective signature page to this Securities Purchase Agreement to be executed as of the date first written above.

	COMPANY:	Address for Notice:

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: CEO and President
With a copy to (which shall not constitute notice):

Donald C. Reinke, Esq.
Reed Smith LLP
101 Second Street, Suite 1800
San Francisco, CA 94105

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Signature Page for Purchaser Follow]

SPA Signature Page

IN WITNESS WHEREOF, the Company and Purchaser have caused their respective signature page to this Securities Purchase Agreement to be executed as of the date first written above.

COMPANY:		Address for Notice:

SYNWORLD TECHNOLOGIES CORPORATION

By:	/s/ Tao Wang
Name: Tao Wang
Title: CEO

SPA Signature Page

Schedule of Purchasers

(1)	(2)	(3)	(4)	(5)		(6)
Purchaser	Address	Email Address	Number of Preferred Shares	Aggregate Purchase Price		Legal Representative’s Address
SynWorld Technologies Corporation			10	US$	100.00
TOTALS			10	US$	100.00